                                                                    EXHIBIT 10.4

                              TUSCARORA INCORPORATED
                             1989 STOCK INCENTIVE PLAN
                      (AS AMENDED EFFECTIVE AUGUST 15, 1996)

     The purposes of the 1989 Stock Incentive Plan (the "Plan") are to encourage eligible employees of Tuscarora Plastics, Inc. (the "Company") and its Subsidiaries to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, without par value, of the Company (the "Common Stock") on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board").

     The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Board shall keep records of action taken at its meetings. A majority of the Board shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Board, shall be the acts of the Board.

                                   SECTION 2

                                  ELIGIBILITY

     Those employees of the Company or any Subsidiary who share responsibility for the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to be granted stock options (with or without cash payment rights) and to receive restricted share awards as described herein.

     Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to grant stock options (with or without cash payment rights) and to award restricted shares as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant of a stock option or award of restricted shares and whether cash payment rights shall be granted in conjunction with a stock option, the Board shall consider the position and the responsibilities of the employee being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Board may deem relevant.

                                   SECTION 3

                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock which may be issued and as to which grants of stock options or awards of restricted shares may be made under the Plan is 599,500 shares, subject to adjustment and substitution as set forth in Section 8. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised, the number of shares subject thereto shall again be available for purposes of the Plan. If any shares of the Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the Plan, the number of shares so forfeited shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or shares previously issued and thereafter acquired by the Company or partly each, as shall be determined from time to time by the Board.

                                   SECTION 4

 GRANT OF STOCK OPTIONS AND CASH PAYMENT RIGHTS AND AWARDS OF RESTRICTED SHARES

     The Board shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"), to grant "nonstatutory stock options" (i.e., stock options which do not qualify under such Section 422 of the Code) or to grant both types of stock options (but not in tandem) and (b) to award restricted shares. The Board also shall have the authority, in its discretion, to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(D). Cash payment rights may not be granted in conjunction with incentive stock options. Cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     Notwithstanding any other provision contained in the Plan or in any stock option agreement or an amendment thereto, but subject to the possible exercise of the Board's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(H) on the date of grant of incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement or an amendment thereto, and the acceleration of such exercise date would result in a violation of the $100,000 restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise date of such incentive stock options shall be accelerated only to the extent, if any, that does not result in a violation of such restriction and, in such event, the exercise date of the incentive stock options with the lowest option price shall be accelerated first. The Board may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if one or more such incentive stock options are converted in part to nonstatutory stock options.

                                   SECTION 5

         TERMS AND CONDITIONS OF STOCK OPTIONS AND CASH PAYMENT RIGHTS

     Stock options and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Board, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(H). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

          (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may (if authorized by the Board at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(H), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and
     (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. The date of exercise of a stock option shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 3.

          (C) No stock option shall be exercisable by a grantee during employment during the first six months of its term. No incentive stock option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No nonstatutory stock option shall be exercisable after the expiration of ten years and six months from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Company (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Board, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option (or on the date provided for in the following sentence) over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. If any such person is subject to the provisions of Section 16(b) of the 1934

     Act at the time of exercise of the stock option, the amount of such cash payment shall be determined as of the date on which any restrictions imposed by Section 16(b) of the 1934 Act no longer apply for purposes of
     Section 83 of the Code. Payment of the cash provided for in this Section 5(D) shall be made by the Company as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(H).

          (E) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

          (F) Unless the Board, in its discretion, shall otherwise determine but subject to the provisions of Section 4 in the case of incentive stock options and subject to the restriction on exercise set forth in Section 5(I):

             (i) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment, provided that the restriction on exercise set forth in
        Section 5(I) shall not be considered solely in determining the extent to which such stock option is exercisable on the date of termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

             (ii) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment, provided that the restriction on exercise set forth in
        Section 5(I) shall not be considered solely in determining the extent to which such stock option is exercisable on the date of termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (iv) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

             (v) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee, provided that the restriction on exercise set forth in Section 5(I) shall not be considered solely in determining the extent to which such stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

             (vi) If the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

          Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Board and any such determination by the Board shall be final and binding.

          If a grantee of a stock option engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or any of its Subsidiaries, the Board may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall also be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

          (G) All stock options and cash payment rights shall be confirmed by a written agreement or an amendment thereto in a form prescribed by the Board, in its discretion. Each agreement or amendment thereto shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

          (H) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Board, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(H). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this
     Section 5(H) on the date as of which fair market value is to be determined, the Board shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (I) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any stock option agreement or an amendment thereto, any grantee who has made a hardship withdrawal from the Tuscarora Incorporated Savings Plan shall be prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation sec. 1.401(k)-1(d)(2)(iii)(B)(3) or any successor regulation thereto.

     Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(G) or an amendment thereto.

                                   SECTION 6

                TERMS AND CONDITIONS OF RESTRICTED SHARE AWARDS

     Restricted share awards shall be evidenced by a written agreement in a form prescribed by the Board, in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 6), the duration of such restrictions, events (which may, in the discretion of the Board, include performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Board in its discretion deems appropriate. If Rule 16b-3 under the 1934 Act or any successor rule so requires, each restricted share agreement shall provide that the restricted shares subject to such agreement may not be sold, assigned, transferred or encumbered until six months have elapsed from the date of the restricted share award unless the restrictions applicable to the restricted shares have lapsed or terminated as a result of death or disability. Restricted share awards shall be effective only upon execution of the applicable restricted share agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the share certificates representing the restricted shares shall be held by the Company in escrow. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted shares shall be delivered to the awardee. From the date a restricted share award is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates for the restricted shares and shall have all the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid with respect to the restricted shares, subject only to the succeeding paragraph and the restrictions imposed by the Board.

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the shares of the Common Stock distributed with respect to any restricted shares held in escrow shall also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares. If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock splitup, combination of shares, merger or consolidation or otherwise, such stock or other securities into which any restricted shares held in escrow are changed or for which any restricted shares held in escrow may be exchanged shall also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares. Owners of any restricted shares held in escrow shall be treated in the same manner as owners of shares of the Common Stock not held in escrow with respect to fractional shares resulting from any dividend or other distribution with respect to restricted shares or from any change in or exchange of restricted shares, and any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares except as otherwise determined by the Board in its discretion.

     If an awardee of restricted shares engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or any of its Subsidiaries, the Board may immediately declare forfeited all restricted shares held by the awardee as to which the restrictions have not yet lapsed. Whether an awardee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall also be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

                                   SECTION 7

                               ISSUANCE OF SHARES

     The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the shares of Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                                   SECTION 8

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation or otherwise, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     If any such adjustment or substitution provided for in this Section 8 requires the approval of shareholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Board may determine that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Board, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

                                   SECTION 9

           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

     Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without cash payment rights) or to be awarded restricted shares under the Plan. Nothing in the Plan, in any stock option or cash payment rights granted under the Plan, in any restricted share award under the Plan or in any agreement providing for any of the foregoing or amendment thereto shall confer any right to any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time or adjust the compensation of any employee at any time.

                                   SECTION 10

                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock options or cash payment rights granted under the Plan or cause a revocation or a forfeiture of any restricted share award under the Plan; and provided further that no such alteration or amendment of the Plan shall, without shareholder approval (a) increase the total number of shares which may be issued under the Plan, (b) change the minimum option price, (c) make any changes in the class of employees eligible to receive incentive stock options or (d) extend any period set forth in the Plan during which stock options (with or without cash payment rights) may be granted or restricted shares may be awarded. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, cash payment rights or restricted shares theretofore granted or awarded under the Plan, adversely affect the rights of such holder with respect thereto.

                                   SECTION 11

                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date and date of adoption of the Plan shall be October 16, 1989, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Company represented in person or by proxy at a meeting of such holders duly called, convened and held on or prior to October 15, 1990. No stock option granted under the Plan may be exercised and no restricted shares may be awarded until after such approval. No stock option or cash payment rights may be granted and no restricted shares may be awarded under the Plan subsequent to October 15, 1999.

                             TUSCARORA INCORPORATED

                           1989 STOCK INCENTIVE PLAN

                           ADDENDUM FOR UK EMPLOYEES

1 INTRODUCTION

     This addendum shall apply for the purposes of the grant of stock options which the Company intends shall be approved under the Income and Corporation Taxes Act 1988 ("Taxes Act") to employees of the Company or any subsidiary in the UK to acquire shares in the Company. Such stock options will be granted under and subject to the Rules of the 1989 Stock Incentive Plan ("Plan") as apply to nonstatutory stock options except as set out in this addendum.

     The words and meaning in this addendum shall have the same meanings as in the Rules of the Plan.

2 OPTIONS

     The provisions of the Plan relating to incentive stock options, cash payment rights and restricted shares shall not apply to approved stock options granted to UK participants.

3 ELIGIBILITY

     Only UK employees of the Company or any subsidiary who are not directors, or UK employees who are directors of the Company or a subsidiary and are required under the terms of their employment to devote to their duties not less than 25 hours per week excluding meal breaks and are not excluded from participating under Paragraph 8 to Schedule 9 to the Taxes Act, are eligible to be granted a stock option.

4 INDIVIDUAL LIMITS

     An employee must not be granted a stock option which would, at the proposed date of grant, cause the aggregate of the market value of shares which he or she may acquire by the exercise of a stock option granted under the Plan or any other share option scheme approved under Schedule 9 to the Taxes Act and established by the Company or by any of its associated companies, as defined in
Section 187 of the Taxes Act, to exceed pound sterling 30,000.

     For the purposes of this Section, market value will be either 100% of the fair market value of the shares on the date of grant or the option price as agreed in advance with the Inland Revenue, whichever is the higher. In determining the limits under this Section amounts quoted in United States dollars shall be translated into sterling at the average of the spot buying and selling rates for sterling using the rate quoted for United States dollars in comparable amounts by National Westminster Bank PLC on the business day prior to the date of grant.

5 AMENDMENTS

     If the Inland Revenue approved status of stock options granted is to be maintained, no amendment or alteration to this addendum or the Rules of the Plan which could affect the options shall have effect unless such amendment or alteration has been approved by the Inland Revenue.

6 EXERCISE OF OPTIONS

     Shares to be issued following the exercise of an option will be issued within 30 days of the date of exercise. The Board will procure the transfer of shares to be transferred following the exercise of an option within 30 days of the date of exercise.

     The provisions of the Plan relating to payment of the option price by delivery of shares of the Common Stock shall not apply to approved stock options granted to UK participants.

     No option may be exercised after the end of the day before the tenth anniversary of the date of grant of that option.

7 SHARES

     Options under the Plan will only be granted over shares which are fully paid ordinary shares in the capital of the Company which comply with the requirements of Paragraphs 10 to 14 inclusive, of Schedule 9 to the Taxes Act.

8 ADJUSTMENT AND SUBSTITUTION OF SHARES

     In the event to any variation in the equity share capital of the Company including a capitalization or rights issue, sub-division, consolidation or reduction of share capital:

     (i) the number and/or nominal amount of shares comprised in each stock option, and/or

     (ii) the stock option price,

may be adjusted in any way (including retrospective adjustments) in which the Board considers appropriate subject to the prior approval of the Inland Revenue.

     Notice: The Board may notify optionholders of any adjustment made under this Section.

     If any such adjustment provided for in this Section requires the approval of shareholders then no such adjustment shall be made without shareholder approval.